Exhibit No. 10.32

AMENDMENT #1 TO RECEIVABLES PURCHASE AND SALE AGREEMENT

THIS AMENDMENT #1 (this "Amendment") is entered into by the undersigned parties as of December 28, 2001 with respect to the Receivables Purchase and Sale Agreement dated as of October 25, 2000 (the "Sale Agreement"), by and among Mohawk Carpet Corporation, a Delaware corporation, Mohawk Commercial, Inc., a Delaware corporation, Durkan Patterned Carpets, Inc., a Georgia corporation, and Mohawk Factoring, Inc., a Delaware corporation.  Unless defined elsewhere herein, capitalized terms used in this Amendment shall have the meanings assigned to such terms in the Sale Agreement.

PRELIMINARY STATEMENTS

On the terms and subject to the conditions hereinafter set forth, each of the parties wishes to amend the Sale Agreement to add Mohawk Carpet of Texas, L.P., a Delaware limited partnership of which Mohawk Carpet is the sole general partner, as an Originator thereunder.

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

1.             Amendments.

1.1.          The Sale Agreement is hereby amended to add Mohawk Carpet of Texas, L.P., a Delaware limited partnership, as an Originator.  By its signature below, Mohawk Carpet of Texas, L.P. hereby agrees to become an Originator under the Sale Agreement and to abide by each of the representations, covenants and other agreements of the Originators therein contained.

1.2.          The definition of "Initial Cutoff Date" is hereby amended and restated in its entirety to read as follows:

"Initial Cutoff Date" means, as to each Originator, the close of business on the Business Day immediately prior to the date on which it became a party to this Agreement.

1.3.          Exhibit II to the Sale Agreement is hereby amended and restated in its entirety to read as set forth in Annex A to this Amendment.

2.             Conditions Precedent to Effectiveness. The effectiveness of this Amendment is subject to the conditions precedent that the Agent, as Buyer's assignee, shall have received (a) counterparts hereof duly executed by each of the parties to the Sale Agreement and Mohawk Carpet of Texas, L.P. and consented to by the Agent, and (b) a UCC-1 financing statement naming Mohawk Carpet of Texas, L.P., as debtor, Buyer, as original secured party, and the Agent, as Buyer's assignee, in form suitable for filing in the State of Delaware, reasonably describing the  Receivables and Related Security to be conveyed by Mohawk Carpet of Texas, L.P. to Buyer under the Sale Agreement.

3.             Scope of Amendment. Except as expressly amended hereby, the Sale Agreement remains in full force and effect in accordance with its terms and this Amendment to the Sale Agreement shall not by implication or otherwise alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Sale Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect.

4.             Governing Law. This Amendment and the Sale Agreement as amended hereby shall be governed by and construed in accordance with the laws of the State of Georgia.

5.             Counterparts.  This Amendment may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed an original, and all such counterparts shall together constitute but one and the same instrument.

<signature pages follow>

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the date hereof .

Mohawk Carpet Corporation

By:

Name:                     Sidney J. Frost

Title:                       Vice President and Treasurer

Mohawk Commercial, Inc.

By:

Name:                     Sidney J. Frost

Title:                       Vice President and Treasurer

Durkan Patterned Carpets, Inc.

By:

Name:                     Sidney J. Frost

Title:       Vice President, Treasurer and Secretary

mohawk carpet of texas, l.p.

By:  Mohawk Carpet Corporation, its general partner

By:

Name:                     Sidney J. Frost

Title:                       Vice President and Treasurer

Address:                160 S. Industrial Blvd.

Calhoun, GA 30703

Attn:  Sidney J. Frost

Phone:    (706) 624-2239

Fax:         (706) 625-3851

MOHAWK FACTORING, INC.

By:

Name:     Linda Bubacz

Title:       Assistant Treasurer and Secretary

The foregoing amendment is hereby consented to
as of the date first above written:

WACHOVIA BANK, N.A., as Agent

By:

Name:

Title:

ANNEX A

Exhibit II

Places of Business; Locations of Collection Records;

Federal Employer Identification Number(s); Other Names

Places of Business:

Mohawk Carpet Corporation

Mohawk Carpet of Texas, L.P.

Durkan Patterned Carpets, Inc.

Mohawk Commercial, Inc.

Address for all:

160 S. Industrial Blvd.

Calhoun, GA 30703

Location of Collection Records:

Mohawk Servicing, Inc

235 Industrial Blvd.

Chatsworth, GA 30705

Mohawk Servicing, Inc.

160 S. Industrial Blvd.

Calhoun, GA 30703

Federal Employer Identification Numbers:

Mohawk Carpet Corporation

FEI # 58-2185429

Mohawk Commercial, Inc.

FEI# 58-2357716

Durkan Patterned Carpets, Inc.

FEI# 58-1729913

Mohawk Carpet of Texas, L.P.
FEI#  n/a (same as Mohawk Carpet Corporation's, its general partner)

Legal, Trade and Assumed Names:

Alladin Mills

World Contract

Mohawk Commercial

IMAGE

Galaxy

Merit Hospitality

Custom Weave

Wunda Wave

Mohawk International

Karastan

Alliance Pad

Mohawk Non-Woven

Mohawk Carpet

World

Diamond

Durkan Patterned Carpet

Rug & Textile Group

Aladdin Rug

Townhouse

New Mark & James

J MAR

American Rug Craftsman

Horizon

Alexander Smith

Bigelow

Harbinger

Helios

Delaware Valley Wool Scouring

Greenville Yarn

Burton Rug

Insignia

Sunrise

Hamilton

Cyboney

Mohawk Rug & Textile

Ultra Weave

Durkan Commercial

American Weavers